SECOND QUARTER 2022 EARNINGS CALL August 2, 2022

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of the COVID-19 pandemic, our guidance, our capital resources and liquidity, our expected dividend payments, our expected cash flows and liquidity, the performance of our customers, our expected cash collections, expected use of proceeds from dispositions and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue to comply with applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO UPDATE

5 PORTFOLIO OVERVIEW Education Portfolio 74 Properties; 8 Operators Occupancy at 100% *See Quarterly Reports on Form 10-Q for definitions and calculations of these non-GAAP measures Experiential Portfolio 284 Properties; 47 Operators Occupancy at 96% $6.0B Total Investments* Total Portfolio Snapshot ~$6.6B Total Investments* 358 Properties Occupancy at 97% Q2 Investment Spending $214.9M

6 THEATRES *BoxOfficeMojo Not a Demand Issue, It’s a Supply Issue Q2 BlockbustersBox Office* Recovery Q4 Major Releases $2.3B Q2 BOX OFFICE $3.7B FIRST 6 MONTHS BOX OFFICE $965M JULY BOX OFFICE HIGHEST SINCE DECEMBER 2019

7 PORTFOLIO UPDATE Ski Alyeska benefiting from strong summer travel season in Alaska Eat & Play Portfolio-wide double-digit Y/Y revenue growth Attractions & Cultural Attractions performance at or above 2021; Cultural seeing significant Y/Y growth Experiential Lodging Strong growth in ADR and pleased with performance of RV resorts Fitness & Wellness Strong performance at The Springs Resort; Fitness revenue nearing pre-pandemic levels

8 INVESTMENT SPENDING *YTD investment spending through August 1, 2022 Return to Growth • Acquired two well-known, four-season Attractions in Canada for $142M o Villages Vacances Valcartier in Quebec City, Quebec o Calypso Waterpark in Ottawa, Ontario • Acquired Cajun Palms RV park in JV with Northgate Resorts o EPR has 85% ownership interest; overall investment exceeds $60M • YTD investment spending is $268.3M 2022 Investment Spending Guidance $500M-$700M

FINANCIAL REVIEW

1 0 (In millions except per-share data) *See Supplemental Operating and Financial Data for the applicable periods for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended June 30, 2022 2021 $ Change % Change Total Revenue $160.4 $125.4 35.0 28% Net Income – Common 34.9 12.5 22.4 179% FFO as adj. – Common* 88.7 50.6 38.1 75% AFFO – Common* 93.4 53.0 40.4 76% Net Income/share – Common 0.46 0.17 0.29 171% FFO/share - Common, as adj.* 1.17 0.68 0.49 72% AFFO/share - Common* 1.23 0.71 0.52 73%

1 1 FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended June 30, 2022 Fixed charge coverage 3.3x Debt service coverage 3.8x Interest coverage 3.8x Net Debt to Adjusted EBITDA 5.1x Net Debt to Gross Assets 39% AFFO payout 67% *See Supplemental Operating and Financial Data for the Second Quarter and Six Months Ended June 30, 2022 for definitions and calculations of these non-GAAP measures

1 2 Debt • $2.8B total debt; all fixed rate or fixed through int. rate swaps at wtd. avg. = 4.3% • Weighted avg. debt maturity of almost six years; no scheduled debt maturities until 2024 Liquidity Position at 6/30/22 • $168.3M unrestricted cash • No balance on $1B revolver • Greater than $150.0M net cash provided by operating activities after payment of dividends expected for 2022 CAPITAL MARKETS UPDATE

1 3 2022 GUIDANCE *See Supplemental Operating and Financial Data - Second Quarter and Six Months Ended June 30, 2022 for definition of this non-GAAP measure FFO AS ADJUSTED PER SHARE* Revised Guidance $4.50 - $4.60 Prior Guidance $4.39 - $4.55 INVESTMENT SPENDING Guidance $500M - $700M DISPOSITION PROCEEDS Guidance $0M - $10M

1 4 2022 GUIDANCE Midpoint of previous FFOAA*/share guidance range $4.47 Deferral collections from cash basis customers 0.07 Managed properties/other 0.05 Reduced percentage rents (0.04) Midpoint of current FFOAA*/share guidance range $ 4.55 2022 FFO As Adjusted Per Share Guidance Reconciliation *See Supplemental Operating and Financial Data - Second Quarter and Six Months Ended June 30, 2022 for definition of this non-GAAP measure

CLOSING COMMENTS

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com